Diversified Holdings, Inc.

July 10, 2015

To: The Shareholders of Acacia Diversified Holdings, Inc.

Dear Ladies and Gentlemen:

As a shareholder of record of Acacia Diversified Holdings, Inc. (the “Corporation”) as of June 10, 2015, you are entitled under the Corporation's Bylaws to be provided with notice that a Written Consent by the Majority of the Shareholders of Acacia Diversified Holdings, Inc. in Lieu of a Special Meeting was agreed adopted on June 29, 2015 (the “Resolution”). Pursuant to that Resolution, the following matters were approved by those shareholders representing approximately 68% of the total issued and outstanding common shares of the Corporation. To wit:

1)	Authorization to consummate a transaction whereby the Corporation sold certain assets and the related businesses of both its wholly-owned subsidiaries, Citrus Extracts, Inc. (“CEI”) and Acacia Transport Services, Inc. (“ATS”), to Citrus Extracts II, LLC (“CEL”) and Citrus Extracts Transport Services, LLC (“CETS”), respectively, for a combined $2,560,814.22 in cash;

2)	Authorization to employ the proceeds from the sale the assets to extinguish the Corporation's indebtedness and other current financial obligations.

3)	Election of Steven L. Sample, Danny R. Gibbs, Dan L. Rigdon, and V. Weldon Hewitt to the Company’s Board of Directors to serve a one-year term or until they shall resign or be replaced by their duly-elected successors.

4)	Authorization to seek new acquisitions and/or business combinations.

5)	Authorization to terminate the Acacia Diversified Holdings, Inc. 2012 Stock Incentive Plan and to extend the Employment Agreement of the Corporation’s CEO for two years with all other provisions unchanged;

6)	Authorization to amend Article Eleven of the Corporation's Articles of

Incorporation and Section 2.10 of the Corporation’s Bylaws; and,

7)	Instructions for the officers of the Corporation to carry out the resolutions that are the subject of the Written Consent, and to have the Amended Articles of Incorporation certified by the Texas Secretary of State.

A copy of the Resolution is included herein for your review. Shareholders may also wish to review the Corporation's Current Report on Form 8-K dated July 10, 2015 for further information as it relates hereto. The 8-K can be viewed in its entirety on the United States Securities and Exchange Commission website at www.sec.gov or on the Corporations website at www.acacia.bz and clicking on the “SEC” tab. Should you have any questions, please email the Corporation at investor.relations@acacia.bz or write to:

Acacia Diversified Holdings, Inc.

ATTN: Investor Relations

3512 E. Silver Springs Blvd - #243

Ocala, FL 34470

Thank you for your continuing support, and be assured that we are working diligently to bring value to the Corporation and to its shareholders.

Sincerely,

/s/ Steven L. Sample

Steven L. Sample, Chairman and CEO

ENCL:	Written Consent by the Majority of the Shareholders of Acacia Diversified Holdings, Inc. in Lieu of a Special Meeting of Shareholders dated June 29, 2015.

WRITTEN CONSENT BY THE MAJORITY OF THE SHAREHOLDERS OF

ACACIA DIVERSIFIED HOLDINGS, INC.

IN LIEU OF A SPECIAL MEETING OF SHAREHOLDERS

June 29, 2015

Pursuant to Section 6.202 of the Texas Business Organizations Code, the undersigned, being the holders of more than 66.667% of the total issued and outstanding shares of Acacia Diversified Holdings, Inc., Inc., a Texas corporation (the "Corporation"), as of the Record Date of June 10, 2015, and representing the number of votes required to enact the actions taken hereby, declare that upon execution of this Written Consent by the Majority of the Shareholders of Acacia Diversified Holdings, Inc. in Lieu of a Special Meeting of Shareholders, the following Resolutions shall then be consented to, approved of, and adopted to the same extent and to have the same force and effect as if adopted at a Special Meeting of the Shareholders of the Corporation duly called and held for the purpose of acting upon proposals to adopt such Resolutions.

I.	Board of Directors Ratification of and Recommendation of This Written Consent by the Majority of the Shareholders of Acacia Diversified Holdings, Inc. in Lieu of a Special Meeting of Shareholders

WHEREAS the Corporation’s Board of Director have recommended all the actions to be taken by this Written Consent by the Majority of the Shareholders of Acacia Diversified Holdings, Inc. in Lieu of a Special Meeting of Shareholders; and,

WHEREAS The ratification of this Consent by Shareholders of the Corporation may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement, and a signed copy of this Consent delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Consent

NOW THEREFORE, BE IT RESOLVED that the Corporation’s Board of Directors recommends the approval and ratification of the resolutions set forth herein by the majority of the Shareholders of the Corporation, by this Written Consent by the Majority of the Shareholders of Acacia Diversified Holdings, Inc. in Lieu of a Special Meeting of Shareholders, by their original signatures hereon or by counterparts.

II.	Sale of Certain Assets and the Associated Business of the Subsidiaries of the Corporation

WHEREAS the Corporation’s Board of Directors considers it to be in the best interests of the Corporation to sell the selected assets and the related business of the Corporation’s Citrus Extracts, Inc. subsidiary and its Acacia Transport Services, Inc. subsidiary (together the “Subsidiaries”); and,

Whereas, the Board of Directors recommended to the Shareholders of the Corporation to ratify the sale of any or all of the assets and the related businesses of the Subsidiaries for good and valuable considerations; and,

WHEREAS the Corporation’s Board of Directors has authorized its CEO, on behalf of the Corporation, to enter into a Definitive Asset Purchase Agreement dated as of or about June 29, 2015, to sell the certain assets and the related businesses associated with the Subsidiaries and such other agreements as are necessary to give effect to the sale.

NOW THEREFORE, BE IT RESOLVED, that by recommendation of the Board of Directors of the Corporation, the Shareholders by their actions by this Written Consent of the required number of shareholders, hereby ratify the sale and transfer of the majority of the assets and the businesses of its Subsidiaries under the terms of that certain Asset Purchase Agreement dated as of or about June 29, 2015 and direct the CEO of the Corporation to enter into such agreements as are required to give effect to the sale.

III. Election of Directors

Whereas, the Board of Directors on June 9, 2015, unanimously placed the names of the following directors before this Special meeting of Shareholders such as to recommend their ratification and election by the Shareholders of the Corporation to serve a one year term, or until replaced by their duly-elected successors: V. Weldon Hewitt, Dan Rigdon, and Danny R. Gibbs.

NOW THEREFORE, BE IT resolved, that by recommendation of the Board of Directors of the Corporation, the Shareholders by their actions by this Written Consent of the required number of shareholders, hereby ratify and elect V. Weldon Hewitt, Dan Rigdon, and Danny R. Gibbs as directors of the Corporation to serve a one year term, or until replaced by their duly-elected successors.

IV.	Authorization of the Corporation to Seek additional Acquisitions and/or Business Combinations

Whereas, the Board of Directors on June 9, 2015, approved the sale of certain assets of the Corporation’s Subsidiaries and the businesses associated therewith; and,

Whereas, the Board of Directors in those same actions recommended ratification by the Shareholders of the sale of certain assets of the Corporation’s Subsidiaries and the businesses associated therewith; and,

Whereas, the Board of Directors in that same meeting further authorized and directed the Corporation through the efforts of its CEO to seek new business combinations and/or acquisitions to enhance its future business opportunities.

NOW THEREFORE, BE IT resolved, that upon recommendation of the Corporation’s Board of Directors and by the actions of the Corporations Shareholders by this Written Consent of the required number of shareholders, do hereby direct the Corporation, by the efforts of its CEO, to make every reasonable effort to seek new business combinations or acquisitions to enhance its business opportunities, to engage in Letters of Intent to acquire entities or their assets, and to take such actions as to prepare any such acquisition or other business combination for presentation to the Corporation’s Board of Directors for final approval thereof.

V.	Authorization to Extinguish all Indebtedness and other Current Financial Obligations of the Corporation

WHEREAS the Corporation has determined that it is in its best interests to extinguish all its current indebtedness and financial obligations to its creditors, vendors and the employees of the Corporation and to provide for ongoing payments to its vendors and employees so as to allow the Corporation to continue as a going and functioning, full-reporting entity with the United States Securities and Exchange Commission and to enhance its future prospects for mergers, acquisitions, or operations.

Whereas, the Board of Directors has approved the extinguishment of debt and obligations and to provide for ongoing payments and recommends these actions to the shareholders of the Corporation for their approval and ratification.

NOW THEREFORE, BE IT resolved that upon the recommendation of the Corporation’s Board of Directors, the Corporation by the actions of its Shareholders by this Written Consent of the required number of shareholders, hereby approves and ratifies, upon closing of the agreement to sell and dispose of certain assets and the related business of its Subsidiaries, and receiving the proceeds from the sale thereof and within the limits of reasonable availability of its capital, by the actions of its CEO to immediately (i) extinguish all its indebtedness to existing creditors of the Corporation; (ii) pay all its obligations to vendors and employees of the Corporation; and, (iii) provide for ongoing payments to its vendors and employees so as to allow the Corporation to continue as a going and functioning entity and as a full-reporting entity with the United States Securities and Exchange Commission and to enhance its future prospects for mergers, acquisitions, or operations.

VI. Termination of Employee Stock Option Plan and Extension of Employment Agreement.

WHEREAS the Corporation’s Board of Directors has determined that it is in the best interests of the Corporation to discontinue its Acacia Diversified Holdings, Inc. 2012 Stock Incentive Plan in its entirety, continuing to honor any shares, options, or warrants heretofore issued under the Plan; and,

WHEREAS the Corporation’s Board of Directors has determined that it has full authority to issue shares, options, and warrants as it deems necessary without Acacia Diversified Holdings, Inc. 2012 Stock Incentive Plan; and,

Whereas, the Board of Directors recommends these actions to the shareholders of the Corporation for their approval and ratification.

NOW THEREFORE, BE IT resolved that the Corporation by recommendation of its Board of Directors and by the actions of its Shareholders by this Written Consent of the required number of shareholders, hereby approves and ratifies the immediate discontinuation of the Acacia Diversified Holdings, Inc. 2012 Stock Incentive Plan in its entirety, continuing to honor any shares, options, or warrants heretofore issued under the Plan.

WHEREAS the Corporation’s Board of Directors unanimously determined in actions taken June 9, 2015 that it was in the best interests of the Corporation to extend the current Employment Agreement of its CEO until December 31, 2019, with all other terms and conditions unchanged such as to retain the services of its CEO to continue to guide the Corporation and to assist the Corporation with maintaining its current status with its SEC reporting, to actively seek new acquisitions or business combinations to enhance the Corporation’s future opportunities, and to take such other actions as to assist in keep the Corporation as a going and functioning entity.

Whereas, the Board of Directors recommends these actions to the shareholders of the Corporation for their approval and ratification.

NOW THEREFORE, BE IT resolved that the Corporation by recommendation of its Board of Directors and by the actions of its Shareholders by this Written Consent of the required number of shareholders, hereby approves and ratifies the extension of the current Employment Agreement of its CEO until December 31, 2019, with all other terms and conditions unchanged.

VI.	Financial Reporting Relating to This Written Consent of Shareholders

WHEREAS the Corporation’s Board of Directors believes it to be in its best interests to make its financial and other reports available on its corporate website and the website of the United States Securities and Exchange Commission in conjunction with this Written Consent of Shareholders; and,

WHEREAS the Corporation has made available for its shareholders Internet links to its financial information and other reports at the following locations:

http://www.acacia.bz/sec/sec.htm ; and at

http://www.sec.gov/cgi-bin/browse-edgar?company=acacia+automotive&CIK=&filenum=&State=&SIC=&owner=include&action=getcompany ..

or may be obtained by writing to the Corporation at:

3512 East Silver Springs Boulevard - #243

Ocala, FL 34470

and requesting financial or other reports.

NOW THEREFORE, BE IT RESOLVED that the Corporation’s financial and other reporting information shall be available to its shareholders via the following Internet links in conjunction with this WRITTEN CONSENT BY THE MAJORITY OF THE SHAREHOLDERS OF ACACIA DIVERSIFIED HOLDINGS, INC. IN LIEU OF A SPECIAL MEETING OF SHAREHOLDERS:

http://www.acacia.bz/sec/sec.htm ; and at

http://www.sec.gov/cgi-bin/browse-edgar?company=acacia+automotive&CIK=&filenum=&State=&SIC=&owner=include&action=getcompany ..

or may be obtained by writing to the Corporation at:

3512 East Silver Springs Boulevard - #243

Ocala, FL 34470

VII.	Ratification of Amendments to the Corporation’s Articles of Incorporation and its Bylaws

WHEREAS, the Corporation’s Board of Directors recommends the shareholders of the Corporation ratify an amendment to change ARTICLE ELEVEN of the Corporation’s Amended and Restated Articles of Incorporation, and the full text of the existing Amendment and the provision changed is as follows:

The instrument described above previously stated:

ARTICLE ELEVEN

Any action required by the Texas Business Organizations Code to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders may be taken without holding a meeting, providing notice, or taking a vote if shareholders having at least the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting in which each shareholder entitled to vote on the action is present and votes, sign a written consent or consents stating the action taken.

Any such written consent or consents must include the date each shareholder signed the consent and is effective to take the action that is the subject of the consent only if the consent or consents are delivered to the Corporation not later than the 60th day after the date the earliest dated consent is delivered to the Corporation as required by Section 6.203 of the Texas Business Organizations Code.

Any such signed consent or a signed copy thereof, shall be placed in the Minute Book of the Corporation.

Unless otherwise restricted by these Articles of Incorporation, any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all of the members of the Board of Directors. Such consent shall have the same force and effect as a unanimous vote at a meeting. Any such signed consent, or a signed copy thereof, shall be placed in the Minute Book of the Corporation.

That provision is now changed to correctly read:

ARTICLE ELEVEN

Any action required by the Texas Business Organizations Code to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders may be taken without holding a meeting, providing notice, or taking a vote if shareholders having at least the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting in which each shareholder entitled to vote on the action is present and votes, sign a written consent or consents stating the action taken.

With respect to any matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the Texas Business Organizations Code, including but not limited to the vote required for approval of any fundamental action by the shareholders, the affirmative vote or the written consent of the holders of not less than the majority of the shares entitled to vote on that matter shall be all that is required for shareholder action on that matter and shall be sufficient in all matters requiring the vote of shareholders of the Corporation in accordance with the Texas Business Organizations Code Section 21.365.

Any such written consent or consents must include the date each shareholder signed the consent and is effective to take the action that is the subject of the consent only if the consent or consents are delivered to the Corporation not later than the 60th day after the date the earliest dated consent is delivered to the Corporation as required by Section 6.203 of the Texas Business Organizations Code. Any such signed consent or a signed copy thereof, shall be placed in the Minute Book of the Corporation.

Unless otherwise restricted by these Articles of Incorporation, any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all of the members of the Board of Directors. Such consent shall have the same force and effect as a unanimous vote at a meeting. Any such signed consent, or a signed copy thereof, shall be placed in the Minute Book of the Corporation.

NOW THEREFORE BE IT RESOLVED, that the Corporation by recommendation of its Board of Directors and by the actions of its Shareholders by this Written Consent of the required number of shareholders, hereby approves and ratifies the Amendment to the Company’s Articles of Incorporation as set forth above.

WHEREAS, the Corporation’s Board of Directors recommends the shareholders of the Corporation ratify an amendment to Section 2.10 of the Corporation’s Amended and Restated Bylaws, and the full text of the existing Amendment and the provision changed is as follows:

The instrument described above previously stated:

2.10 Action Without Meeting. Any action required by the Texas Business Organizations Code or other statute to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders may be taken without holding a meeting, providing notice, or taking a vote if shareholders having at least the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting in which shareholders entitled to vote on the action and having at least the minimum number of votes that would be necessary to take the action that is the subject of the consent are present and vote, sign a written consent or consents stating the action taken.

Any such written consent or consents must include the date each shareholder signed the consent and is effective to take the action that is the subject of the consent only if the consent or consents are delivered to the Corporation not later than the 60th day after the date the earliest dated consent is delivered to the Corporation as required by Section 6.203 of the Texas Business Organizations Code.

Any such signed consent or a signed copy thereof, shall be placed in the Minute Book of the Corporation.

That provision is now changed to correctly read:

2.10 Action Without Meeting. Any action required by the Texas Business Organizations Code or other statute to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders may be taken without holding a meeting, providing notice, or taking a vote if shareholders having at least the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting in which shareholders entitled to vote on the action and having at least the minimum number of votes that would be necessary to take the action that is the subject of the consent are present and vote, sign a written consent or consents stating the action taken.

With respect to any matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the Texas Business Organizations Code, including but not limited to the vote required for approval of any fundamental action by the shareholders, the affirmative vote or the written consent of the holders of not less than the majority of the shares entitled to vote on that matter shall be all that is required for shareholder action on that matter and shall be sufficient in all matters requiring the vote of shareholders of the Corporation in accordance with the Texas Business Organizations Code Section 21.365.

Any such written consent or consents must include the date each shareholder signed the consent and is effective to take the action that is the subject of the consent only if the consent or consents are delivered to the Corporation not later than the 60th day after the date the earliest dated consent is delivered to the Corporation as required by Section 6.203 of the Texas Business Organizations Code.

Any such signed consent or a signed copy thereof, shall be placed in the Minute Book of the Corporation.

NOW THEREFORE BE IT RESOLVED, that the Corporation by recommendation of its Board of Directors and by the actions of its Shareholders by this Written Consent of the required number of shareholders, hereby approves and ratifies the Amendment to the Company’s Bylaws as set forth above.

IX.	Ratification by the Shareholders of the Corporation of this Written Consent by the Majority of the Shareholders of Acacia Diversified Holdings, Inc. in Lieu of a Special Meeting of Shareholders

WHEREAS, the shareholders of the Corporation, in accordance with the recommendations of the Corporation’s Board of Directors desire to ratify each of the actions contained in this Written Consent by the Majority of the Shareholders of Acacia Diversified Holdings, Inc. in Lieu of a Special Meeting of Shareholders, having full right and authority to do so, and to have all appropriate sections hereof properly certified and filed with the Secretary of the State of Texas; and,

NOW THEREFORE, BE IT RESOLVED that the Corporation by recommendation of its Board of Directors and by the actions of its Shareholders by this Written Consent of the required number of shareholders, hereby approves and ratifies all of the resolutions contained in this Written Consent by the Majority of the Shareholders of Acacia Diversified Holdings, Inc. in Lieu of a Special Meeting of Shareholders and all other actions heretofore adopted and taken as acts of the Company related to the above resolutions by affixing their signatures hereto in executing these actions as their Written Consent by the Majority of the Shareholders of Acacia Diversified Holdings, Inc. in Lieu of a Special Meeting of Shareholders as of June 29, 2015.

BE IT FURTHER RESOLVED that the Secretary of the Corporation is hereby authorized, empowered and directed, for and on behalf of the Company, to execute and file with the Texas Secretary of State any appropriate sections hereof.

The undersigned affirms that the foregoing Written Consent by the Majority of the Shareholders of Acacia Diversified Holdings, Inc. in Lieu of a Special Meeting of Shareholders on June 29, 2015 was duly adopted by the Corporation.

Date: June 29, 2015

ACACIA DIVERSIFIED HOLDINGS, INC.

By: _____________________________________

Steven L. Sample, President and CEO

SIGNATURE PAGE

TO

WRITTEN CONSENT BY THE MAJORITY OF THE SHAREHOLDERS OF ACACIA DIVERSIFIED HOLDINGS, INC. IN LIEU OF A SPECIAL MEETING OF SHAREHOLDERS

The undersigned stockholders of Acacia Diversified Holdings, Inc. hereby adopt the resolutions set forth in this Written Consent by the Majority of the Shareholders of Acacia Diversified Holdings, Inc. in Lieu of a Special Meeting of Shareholders of the Corporation having the effective date of June 29, 2015.

The Undersigned shareholders of Acacia Diversified Holdings, Inc., having approved of and adopted the foregoing actions as recited and proposed to be resolved, have executed this Written Consent by the Majority of the Shareholders of Acacia Diversified Holdings, Inc. in Lieu of a Special Meeting of Shareholders signifying his/her approval as his/her sole act and deed, and is acceptable either as an original or facsimile of the same upon receipt by the Corporation.

This Written Consent is executed by the undersigned Shareholders as of the date affixed beside the signature of each below, and the actual signature of each is on file with the Secretary of the Corporation.

Individual Shareholder Consents

Signature* Date Signed Common Shares % Printed Name

__/s/ Dan L. Rigdon, Pastor______ 6/23/2015 30,000 0.236% Abundant Life Church

____/s/ Alice L. Sample____________ 6/23/2015 160,000 1.256% Alice Sample

___/s/ Patricia Ann Arnold_______ 6/23/2015 85,000 0.667% Patricia Ann Arnold

___/s/ Bracebridge Young________ 6/23/2015 100,000 0.785% Bracebridge Young

___/s/ Daniel C. Dorsey, Jr._______ 6/23/2015 72,000 0.565% Daniel Dorsey, Jr.

_____/s/ Dan L. Rigdon_____________ 6/23/2015 12,500 0.098% Dan Rigdon

____/s/ David M. Wilson___________ 6/22/2015 55,000 0.432% David M. Wilson

____/s/ Edward W. Sample________ 6/22/2015 100,000 0.785% Edward W. Sample

___/s/ Louis Spiro, Trustee________ 6/23/2015 185,000 1.450% Louis Spiro Family Trust

_______/s/ Louis Spiro______________ 6/23/2015 110,000 0.860% Louis Spiro TTEE UA DTD

______/s/ Trevor Spiro_____________ 6/23/2015 110,000 0.860% Trevor Spiro

____/s/ L. Palmer Sample__________ 6/22/2015 206,808 1.620% L. Palmer Sample

______/s/ Argelia Sample___________ 6/22/2015 50,000 0.392% Argelia Sample

__/s/ Edward W. Sample, Pres.___ 6/22/2015 208,597 1.638% Red Phoenix

Extracts, Inc.

_____/s/ Steven L. Sample_________ 6/25/2015 5,508,679 43.250% Steven L. Sample

____/s/ Gwendolyn Sample_______ 6/25/2015 937,000 7.360% Gwendolyn G. Sample

___/s/ V. Weldon Hewitt__________ 6/22/2015 110,000 0.864% V. Weldon Hewitt

______/s/ Aadam A. Prario_________ 6/23/2015 17,000 0.130% Aadam A. Prario

______/s/ Aaron L. Prario__________ 6/23/2015 17,000 0.130% Aaron L. Prario

______/s/ Paul D. Femia____________ 6/23/2015 17,000 0.130% Paul D. Femia

_____/s/ C. Scott Sample___________ 6/23/2015 167,000 1.310% C. Scott Sample

______/s/ Sheryl Sample___________ 6/23/2015 70,000 0.550% Sheryl Sample

______/s/ Sheryl Sample___________ 6/23/2015 25,000 0.190% Scott & Sheryl

Sample JTTEN

_____/s/ Danny R. Gibbs___________ 6/22/2015 117,500 0.923% Danny R. Gibbs

_____/s/ William A. Sample_______ 6/24/2015 226,000 1.770% William A. Sample

_____/s/ Phil Sadler_______________ 6/24/2015 50,000 00.393% Phil Sadler

Grand Total of All Shares Above: 8,632,784** 67.785% = Supermajority Consent

Whereas 150,000,000 Common Shares are authorized, of which 12,735,406 are Issued & Outstanding as of the Record Date of June 10, 2015, the Resolutions above are adopted as of the 29th day of June, 2015.

* Actual signatures of the shareholder votes as indicated above were received by the Corporation in the normal course of the Written Consent action and are on file with the Secretary of the Corporation .